                        AMENDMENT NO. 1

                               TO

               PENNSYLVANIA POWER & LIGHT COMPANY

              SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN


	WHEREAS, Pennsylvania Power & Light Company ("Company") has adopted the Pennsylvania Power & Light Company Supplemental Executive Retirement Plan ("Plan") effective July 1, 1985; and
	WHEREAS, the Plan was amended and restated effective
January 1, 1996; and
	WHEREAS, the Company desires to further amend the Plan; NOW, THEREFORE, the Plan is hereby amended as follows:
  I. Effective July 1, 1996, Articles 2, 3 and 4 are amended to read:
2.  Definitions.

	(a) "Actuarial Equivalent" means having or that which has equal actuarial value to the Supplemental Executive
Retirement Benefit based on the assumptions and factors described in Schedule A of the Retirement Plan.

	(b) "Affiliated Company" or "Affiliated Companies" shall mean any parent or subsidiaries of the Company (or companies under common control with the Company) which are members of the same controlled group of corporations (within the meaning of Section 1563(a) of the Code) as the Company.

	(c)  "Board" means the Board of Directors of Pennsylvania
Power & Light Company.

	(d) "Cause" for termination of Participant's employment means (i) the willful and continued failure by Participant to substantially perform Participant's duties with the Company or an Affiliated Company (other than any such failure resulting from Participant's incapacity due to physical or mental illness) after a written demand for substantial performance is delivered to Participant by the Board, which demand specifically identifies the manner in which the Board believes that Participant has not substantially performed
Participant's duties, or (ii) the willful engaging by Participant in conduct which is demonstrably and materially injurious to the Company or an Affiliated
Company, monetarily or otherwise. For purposes of clauses (i) and (ii) of this definition, no act, or failure to act, on Participant's part shall be deemed
"willful" unless done, or omitted to be done, by Participant not in good faith and without reasonable belief that Participant's act, or failure to act, was in the best interest of the Company or Affiliated
Company. In no event shall the termination of employment of any Participant be deemed to have been for Cause unless a copy of a resolution duly adopted by the affirmative vote of not less than three quarters
(3/4) of the entire membership of the Board at a meeting of the Board which was called and held for the purpose of considering such termination (after reasonable notice to Participant and an opportunity for Participant, together with Participant's counsel, to be heard before the Board) that, in the good faith opinion of the Board, Participant was guilty of conduct set forth in clauses (i) or (ii) of this definition, and specifying the particulars thereof in detail, is delivered to the executive. If at the time of determination, Participant is employed by an Affiliated
Company, for purposes of this definition, the board of directors of such Affiliated Company shall be substituted for the Board.

	(e) "Change in Control" - means the occurrence of any one of the following events: (a) any change in the control of Resources of a nature that would be required to be reported in response to Item 1(a) of Form 8-K under the Securities Exchange Act of 1934, as amended (the
"Exchange Act"); (b) during any period of not more than two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of Resources and any new director (other than a director designated by a Person who has entered into an agreement with Resources to effect a transaction described in clause (a), (c) or (d) of this paragraph) whose election by the Board of Directors of Resources or nomination for election by the shareowners of Resources was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved or recommended, cease for any reason to constitute at least a majority thereof;
(c) any Person becomes the beneficial owner, directly or indirectly, of securities of Resources representing
20% or more of the combined voting power of Resources' then outstanding securities entitled to vote generally in the election of directors; (d) the approval by the shareowners of Resources of any merger or consolidation of Resources with any other corporation or a plan of complete liquidation of Resources or the sale or other disposition of all or substantially all of the assets of Resources to any other person or persons unless, after giving effect thereto, (1) holders of Resources' then outstanding securities entitled to vote generally in the election of directors will own a majority of the outstanding stock entitled to vote generally in the election of directors of the continuing, surviving or transferee corporation or any parent (within the meaning of Rule 12b-2 under the Exchange Act) thereof and (2) the incumbent members of the Board of Directors of Resources as constituted immediately prior thereto shall constitute at least a majority of the directors of the continuing, surviving or transferee corporation and any parent thereof; or (e) the Board of Directors of Resources adopts a resolution to the effect that a "Change in Control" has occurred or is anticipated to occur.

	(f)  "Company" means Pennsylvania Power & Light Company.

	(g) "Early Retirement Reduction Factor" means for Partici-pants between the ages of 50 and 60 the percentage that appears adjacent to his age below:

         Age at Benefit      Percentage
          Commencement       Applicable

               60               100%
               59                95%
               58                90%
               57                85%
               56                80%
               55                75%
               54                70%
               53                65%
               52                60%
               51                55%
               50                50%

	     Notwithstanding the preceding sentence, the percentage applicable to a Participant who qualifies for benefits pursuant to the Company's Displaced Managers Policy
(SPM Policy 606) after completing at least one Year of Vesting Service shall be 100%, regardless of such Participant's age.

	(h) "EBPB" means the Employee Benefit Plan Board, the members of which are appointed by the Board.

	(i) "Officers Deferred Compensation Plan" means the
Pennsylvania Power & Light Company Officers Deferred
Compensation Plan, as amended from time to time.

	(j) "Participant" means an eligible officer or former officer of the Company entitled to receive benefits under this Plan.

	(k) "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections
13(d) and 14(d) thereof; however, a Person shall not include (i) Resources or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of Resources or any of its subsidiaries, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the shareowners of Resources in substantially the same proportions as their ownership of stock of Resources.

	(l) "Plan" means this Supplemental Executive Retirement
Plan, as amended from time to time.

	(m) "Prior Plan" means any defined benefit plan, as defined in Section 3(35) of the Employee Retirement Income
Security Act of 1974, as amended, which at any time satisfies the applicable requirements of Section 401(a) of the Internal Revenue Code of 1986, as amended, provided that (i) such plan has a sponsor other than the Company, and (ii) Participant was a participant in such plan prior to employment with the Company.

	(n) "Projected Years of Service" means the number of full or partial twelve-month periods beginning on the date on which Participant attains the age of 30 and ending on the date Participant ceases to accrue benefits under the Retirement Plan.

	(o) "Resources" shall mean PP&L Resources, Inc.

	(p) "Retirement Plan" means the Retirement Plan of
Pennsylvania Power & Light Company, as amended from time to time.

	(q) "SERB" means the Supplemental Executive Retirement
Benefit payable under this Plan calculated under paragraph 4.

	(r) "Supplemental Final Average Earnings" means the following:

	    (1) Participant's Final Average Earnings as determined under the Retirement Plan, determined as of the date the Participant terminates employment with the Company, except

	     (A) using Cash Compensation (as defined by the Officers Deferred Compensation Plan) instead of Monthly Rate of Earnings (as defined by the Retirement Plan) and

	     (B) increasing the amount of Cash Compensation for each month by the value of

	        (i) any Awards (including any dividends distributed on Restricted Stock during the Restriction
Period) granted to Participant under the Incentive Compensation Plan attributable to such month, and

	       (ii) any cash grants awarded to Participant pursuant to the executive incentive awards program initially approved by the Board on October 25, 1989. For the purposes of determining the amount by which Cash Compensation is increased, the EBPB will determine

	          (I) the value of any Award under the Incentive Compensation Plan as of the Award's Date of Grant (as defined by the Incentive
Compensation Plan) and prorate such value over the year for which the Award was granted;

	         (II) the amount of any dividends distributed on Restricted Stock during the Restriction
Period and prorate such amount over the
period for which such dividends are paid; and

	        (III) the amount of any cash grant awarded under the executive incentive awards program and prorate such amount over the year for which the award was granted.

	(2) Notwithstanding any provision of the Retirement Plan to the contrary, the "Final Average Earnings" of a Participant who has less than 60 full consecutive months of employment shall be a reduced amount, equal to the difference of (A) minus (B), below.

	    (A) (i) His total earnings as determined under Paragraph (r)(1)(A) and (B) above for his entire period of employment with a Participating
Company, divided by

	       (ii)  the number of years the Participant was
employed by a Participating Company, including any fraction of a full year thereof, calculated by dividing the total number of full consecutive months of employment by 12.

	    (B) (i) The amount determined in (A) above, multiplied by

	       (ii) the Reduction Factor in Appendix A which corresponds with the Participant's total number of full consecutive months of employment.

	(s) "Years of Service" means the number of full and partial years used to calculate Participant's accrued benefit under the Retirement Plan beginning at the Participant's age 30.

	(t) "Year(s) of Vesting Service" means the number of full years used to calculate Participant's vested interest in his accrued benefit under the Retirement Plan.

3.	Eligibility.

	(a) All officers of the Company who are in positions in Company Salary Groups I through IV immediately prior to the date of their termination of employment from the Company or who were in such positions immediately prior to the date of their transfer to an Affiliated Company or death if earlier shall receive such benefits as they are entitled to under this Plan. Notwithstanding the foregoing, except for the death benefit provided for in paragraph 6 below, Participant shall have no right to receive any payment from this Plan and shall have no rights whatsoever regarding this Plan if such
Participant:

	    (i) terminates employment with the Company and all Affiliated Companies for any reason other than total disability, as determined by the EBPB in its sole discretion, prior to reaching age 50 and attaining 10 Years of Vesting Service, unless such Participant qualifies for benefits pursuant to the Company's Displaced Managers Policy (SPM Policy
606) after completing at least one Year of Vesting
Service; or

	   (ii)    is terminated by the Company or an Affiliated
Company for Cause.

	(b) All officers who are eligible for benefits under subsection (a) of Paragraph 3 of the Plan and who are entitled to annual benefits of at least $44,000 in the aggregate from all Company and Affiliated Company-sponsored pension, profit-sharing, savings or deferred compensation plans, shall terminate their employment with the Company and all Affiliated Companies no later than the first day of the month following attainment of age 65, unless the Company or Affiliated Company requests that employment be extended for up to one year. In such event, Participant must retire at the end of the extension, unless the Company or Affiliated
Company requests additional extensions, at the end of which Participant must retire. Any Participant requested to serve beyond the mandatory retirement date may decline to do so without affecting his benefit status under this Plan or any other Company or Affiliated Company benefit program. Failure to accept benefits provided for in this Plan shall not affect the requirements of this paragraph.

4.  Supplemental Executive Retirement Benefit.

	(a) Subject to paragraph 3(a) hereof, upon termination of employment from the Company and all Affiliated
Companies, Participant will be paid a SERB subject to the terms and conditions of this Plan. The SERB for Participant shall be calculated as an annual amount payable for the life of Participant as follows:

	(b)   the greater of (1) or (2):

	  (1)(A) 2.7% of Participant's Supplemental Final Average Earnings times his Years of Service up to 20, plus

	     (B) 1.0% of Participant's Supplemental Final Average Earnings times his Years of Service in excess of 20 but not more than 30 Years of Service,

	        or

	  (2)(A) 2.7% of Participant's Supplemental Final Average Earnings times his Projected Years of Service up to 20, plus

	     (B) 1.0% of Participant's Supplemental Final Average Earnings times his Projected Years of Service in excess of 20 but not more than 30 Projected Years of Service, less

	     (C) the annual amount payable to Participant from a Prior Plan,

	(c)  less

	     the annual amount payable as the maximum primary Social Security benefit payable to an individual aged 65 in the year of Participant's retirement whether or not received by Participant,

	(d)  times

	     the applicable Early Retirement Reduction Factor,

	(e)  less

	     annual amounts provided by the Retirement Plan (but not including any temporary supplemental amounts payable under Section 5.3(b) of the Retirement Plan) and supplemental payments under paragraph 7(a) of the Officers Deferred Compensation Plan. In the event
Participant commences benefits under this Plan prior to commencing benefits under the Retirement Plan, deductions will be made under this subparagraph (e) as if Participant had commenced benefits under the Retirement
Plan at the later of age 55 or commencement of benefits under this Plan. The amount of the deduction will not thereafter be changed upon Participant's actual commencement of benefits under the Retirement Plan.




Appendix A

# of Full Consecutive
Months of Employment          Reduction Factor (%)

     60                             0.0000
     59                             0.4167
     58                             0.8333
     57                             1.2500
     56                             1.6667
     55                             2.0833
     54                             2.5000
     53                             2.9167
     52                             3.3333
     51                             3.7500
     50                             4.1667
     49                             4.5833
     48                             5.0000
     47                             5.8333
     46                             6.6667
     45                             7.5000
     44                             8.3333
     43                             9.1667
     42                            10.0000
     41                            10.8333
     40                            11.6667
     39                            12.5000
     38                            13.3333
     37                            14.1667
     36                            15.0000
     35                            16.2500
     34                            17.5000
     33                            18.7500
     32                            20.0000
     31                            21.2500
     30                            22.5000
     29                            23.7500
     28                            25.0000
     27                            26.2500
     26                            27.5000
     25                            28.7500
     24                            30.0000
     23                            31.6667
     22                            33.3333
     21                            35.0000
     20                            36.6667
     19                            38.3333
     18                            40.0000
     17                            41.6667
     16                            43.3333
     15                            45.0000
     14                            46.6667
     13                            48.3333
     12                            50.0000


 II. Except as provided for in this Amendment No. 1, all other provisions of the Plan shall remain in full force and effect.
	IN WITNESS WHEREOF, this Amendment No. 1 is executed this
15th day of July, 1996.
                          PENNSYLVANIA POWER & LIGHT COMPANY


                          By:/s/ John M. Chappelear_________
                              John M. Chappelear
                              Chairman
                              Employee Benefit Plan Board